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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 of 15 (d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 20, 1999

                            Bresler & Reiner, Inc.
                            ----------------------
            (Exact name of Registrant as specified in its charter)

               Delaware                          O-6201          52-0903424
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               (State or other jurisdiction    (Commission      (IRS Employer
               of incorporation)               File Number)  Identification No.)

          401 M Street, S. W., Waterside Mall, Washington, DC  20024
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         (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code    (202) 488-8800
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Item 5.   Other Events.

     On August 20, 1999, Bresler & Reiner, Inc. announced that Sea Harbor Apartments, Ltd. and Pine Club Phase II, Ltd. sold their Orlando, Florida apartment properties on August 17, 1999. See press release attached hereto as
Exhibit 99.1.

Item  7.  Financial Statements and Exhibits.

(a)       Financial Statements

          None.

(b)       Pro Forma Financial Information

          None

(c)       Exhibits

          99.1  Press Release dated August 20, 1999


                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Bresler & Reiner, Inc.

                                        By: /s/ Charles S. Bresler
                                            ----------------------
                                            Chairman of the Board
                                            (Chief Executive Officer)

Date:  August 25, 1999
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